Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated June 11, 2021
to the
Performance Trust Credit Fund (the “Fund”)
Statement of Additional Information (“SAI”)
dated January 1, 2021

This supplement makes the following amendment to disclosures in the Fund’s SAI dated January 1, 2021:

On May 25, 2021, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) accepted the resignation of Jonas B. Siegel from his role as a Trustee of the Board. In connection with Mr. Siegel’s retirement, all references and information relating to Mr. Siegel in the Fund’s SAI are hereby removed.

Please retain this supplement with your SAI